UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2023

NioCorp Developments Ltd.

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation)	000-55710 (Commission File Number)	98-1262185 (IRS Employer Identification No.)

7000 South Yosemite Street, Suite 115
Centennial, Colorado 80112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 639-4647

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	NB	The Nasdaq Stock Market LLC
Warrants, each exercisable for 1.11829212 Common Shares	NIOBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 1, 2023, NioCorp Developments Ltd. (the “Company”) closed (the “Closing”) a non-brokered private placement (the “Private Placement”) with a single investor of units of the Company (the “Units”), each of which consists of one of the Company’s common shares, without par value (the “Common Shares”), and one of the Company’s Common Share purchase warrants (the “Warrants”). Each Warrant is exercisable for one Common Share at a price of US$4.60 until September 1, 2025.

The above summary of the material terms of the Warrants is qualified in its entirety by the actual terms and conditions of the Warrants, a form of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

Subscription Agreement

In connection with the Private Placement, the Company entered into a subscription agreement (the “Subscription Agreement”) by and between the Company and the investor. The Subscription Agreement contains the terms of the Private Placement and typical representations and warranties from the investor to the Company and from the Company to the investor.

The above summary of the material terms of the Subscription Agreement is qualified in its entirety by the actual terms and conditions of the Subscription Agreement, a form of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

Item 3.02	Unregistered Sales of Equity Securities.

On September 1, 2023, in connection with the Closing, the Company issued 250,000 Units at a price of US$4.00 per Unit, for aggregate gross proceeds of US$1,000,000 for the Closing. The Units were issued on a private offering basis to the investor with whom the Company had a pre-existing relationship pursuant to the exemption from the registration requirements of the Securities Act of 1933 (the “Securities Act”) provided by Rule 506(b) of Regulation D thereunder and Section 4(a)(2) thereof, in each case, pursuant to the representations and covenants the investor made to the Company in connection with their purchase of the Units.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 8.01	Other Events.

On September 1, 2023, the Company issued a press release announcing the closing of the Private Placement. A copy of the September 1, 2023 press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to purchase, nor a solicitation of an offer to sell, the Units or any other securities. The Units and the underlying securities have not been, and will not be, registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
4.1	Form of Warrants
4.2	Form of Subscription Agreement
99.1	Press Release, dated September 1, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIOCORP DEVELOPMENTS LTD.

DATE: September 1, 2023	By:	/s/ Neal S. Shah
Neal S. Shah Chief Financial Officer